UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2020

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

(415)
 394-9000
(Registrants’ Telephone Number, including Area Code):
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:(see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Other Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on April 29, 2020, the Company’s stockholders approved and adopted the Prologis, Inc. 2020 Long-Term Incentive Plan (the “2020 LTIP”).
All officers, directors and other employees, consultants, and independent contractors of the Company or its subsidiaries are eligible to become participants in the 2020 LTIP. The number of shares of common stock of the Company which may be issued under the 2020 LTIP shall be equal to 20,000,000 plus the aggregate number of shares available for issuance under our prior Prologis, Inc. 2012 Long-Term Incentive Plan. Awards can be in the form of stock options
(non-qualified
options and incentive stock options), stock appreciation rights (or SARs) and full value awards.
Stock
options may be granted with an exercise price of no less than fair market value of a share of common stock of the Company on the date of grant. Options shall expire, unless otherwise provided by the committee administering the 2020 LTIP (as defined in the 2020 LTIP), on the earliest of the one year anniversary from the participant’s termination date in the event of death, disability, or retirement, the three month anniversary from the participant’s termination date for reasons other than death, disability, retirement or cause, or the day prior to the participant’s termination date in the event of the participant’s termination for cause. In no event will a stock option expire later than the ten year anniversary of the grant date. Stock options and SARs cannot earn dividend equivalents
.
A SAR entitles the participant to receive the amount (in cash or in common stock) by which the fair market value of a specified number of shares of common stock on the exercise date exceeds an exercise price established by the committee but not less than fair market value of a share of stock on the date of grant. The expiration date of a SAR is subject to the same expiration provisions as stock options. SARs do not earn dividend equivalents.
A full value award is the grant of a number of shares of common stock or a right to receive a number of shares of common stock in the future. Full value awards may earn dividend equivalents while outstanding except that no dividend equivalents will be paid or settled on performance-based awards that have not been earned based on the performance criteria established.
Additional terms of the 2020 LTIP are described in the Prologis, Inc. Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 20, 2020.
The 2020 LTIP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On April 29, 2020, J. Michael Losh retired from our board.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of the Company held on April 29, 2020, the Company’s stockholders approved and adopted an amendment to the Company’s Articles of Incorporation (or the Articles of Amendment) to increase the number of shares of common stock that the Company has the authority to issue by 1,000,000,000 shares bringing the total authorized shares of common stock to 2,000,000,000.
The Articles of Amendment were filed with the State of Maryland on May 4, 2020 and are attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of the Company held on April 29, 2020, the Company’s stockholders approved by requisite vote the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 20, 2020.
1.	Elect eleven directors to the Company’s board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	589,964,641	31,328,613	30,061,054	18,234,708
Cristina G. Bita	649,550,097	1,422,691	381,520	18,234,708
George L. Fotiades	530,785,233	120,184,714	384,361	18,234,708
Lydia H. Kennard	628,887,293	22,075,682	391,333	18,234,708
Irving F. Lyons III	648,484,431	2,477,506	392,371	18,234,708
Avid Modjtabai	649,445,389	1,505,974	402,945	18,234,708
David P. O’Connor	638,384,005	12,597,514	372,789	18,234,708
Olivier Piani	649,545,932	1,427,235	381,141	18,234,708
Jeffrey L. Skelton	582,809,478	66,344,595	2,200,235	18,234,708
Carl B. Webb	636,678,624	14,266,298	409,386	18,234,708
William D. Zollars	635,262,812	15,715,742	375,754	18,234,708

2.	Advisory vote to approve the Company’s executive compensation for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
548,380,796	102,532,290	441,222	18,234,708

3.	Approve the Prologis, Inc. 2020 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
580,695,912	38,837,602	31,820,794	18,234,708

4.	Approve and adopt an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
647,012,826	22,279,425	296,765	0

5.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
661,449,046	7,828,518	311,452	0

Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits
.
The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

3.1	Prologis, Inc. Articles of Amendment dated May 4, 2020

10.1	Prologis, Inc. 2020 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 4, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: SVP Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: May 4, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: SVP Associate General Counsel